SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  __________


Date of Report (Date of earliest event reported)         March 10, 1997
                                                 -------------------------------


                             PRENTICE CAPITAL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       0-24952                84-1139554
--------------------------------------------------------------------------------
(State or other juris-            (Commission File         (IRS Employer
diction or incorporation)             Number)            Identification No.)


          2898 University Drive, Suite 70, Coral Springs, Florida 33065
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code        (954) 345-7203
                                                  ------------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5 - OTHER EVENTS

      On March 17, 1997, the Company and Chartwell International, Inc., a Nevada corporation ("Chartwell") entered into a Purchase and Sale Agreement (the "Purchase Agreement") pursuant to which the Company purchased certain gypsum mining property located in Washington County, Utah, generally known as Riverview Placer Claims and New Riverview Claims (the "Claims") in exchange for $4,000,000 in cash, cash equivalents and restricted shares of the Company's Common Stock.

      Under the terms of the Purchase Agreement and upon execution thereof, the Company is obligated to deliver to Chartwell 1,000,000 shares of Common Stock of the Company (the "Closing Shares"). Additionally, pursuant to the Purchase Agreement, in the event that on April 1, 1997 (which date was subsequently extended until April 15, 1997 by that certain Extension Agreement, as herein described, dated April 2, 1997 between the Company and Chartwell), the market value of the Closing Shares is less than $4,000,000, then the Company shall deliver to Chartwell a sufficient number of additional shares of the Company's Common Stock (the "Exchange Shares") having a market value equal to the difference between the value of the Closing Shares on April 1, 1997 (which date was subsequently extended until April 15, 1997 by that certain Extension Agreement dated April 2, 1997 between the Company and Chartwell) and $4,000,000. Further, under the terms of that certain agreement between the Company and Chartwell, dated April 10, 1997 (the "Amended Purchase Agreement"), for purposes of determining the market value of the Common Stock under the Purchase Agreement, such market value shall be determined based on the closing bid price of the Company's Common Stock on April 15, 1997.

      The Purchase Agreement also provides that in the event that on April 1, 1998, the date on which all restrictions on the Closing Shares (and the Exchange Shares, if any) shall be removed, the market value of the Closing Shares (plus the Exchange Shares, if any) is not equal to or in excess of $4,000,000, then at the option of the Company, the Company shall have the right and obligation to issue Chartwell additional shares, or deliver to Chartwell cash equal to the difference between the market value of the Closing Shares (plus the Exchange Shares, if any) and $4,000,000, or, in lieu thereof, return to Chartwell the Claims, with Chartwell retaining all shares of Common Stock previously issued to it.

      All shares of Company Common Stock to be delivered under the Purchase Agreement shall be restricted securities under the Securities Act of 1933 and will be legended with the normal Securities Act of 1933 restrictive legend. Further, the Company has agreed to grant Chartwell, on customary terms, piggyback registration rights on all shares of Common Stock granted pursuant to the Purchase Agreement.

      On April 2, 1997, the Company and Chartwell entered into an Extension Agreement (the "Extension Agreement") pursuant to which each of the parties agreed to extend the time period established in the Purchase Agreement for valuing the market price of the Closing Shares from April 1, 1997 to April 15, 1997. Additionally, pursuant to the Extension Agreement, the parties agreed that the Company shall deliver to Chartwell 1,000,000 shares of the Company's Common Stock on or before April 4, 1997. The parties have also agreed that in the event that on April 15, 1997, the bid price of the Company's Common Stock is $4.00 per share or greater, Chartwell shall return to the Company the 1,000,000 shares referenced in the sentence above, or the Exchange Shares, as that term is used in the Purchase Agreement, such that the stock retained by Chartwell has a market value on April 15, 1997 of $4,000,000. Further, pursuant to the Extension Agreement, the Company shall deliver to Chartwell $100,000 on or before April 15, 1997, plus shares of the Company's Common Stock (unrestricted) that together with the $100,000 will equal $500,000 based on the bid price on the day of delivery.

      On March 10, 1997, the Company and Lee J. Unger ("Unger") entered into an agreement (the "Unger Agreement") pursuant to which the Company agrees to sell to Unger 5,000,000 shares of its restricted Common Stock at a price of $.05 per share, which purchase shall be effected by delivery to Unger of an assignable Promissory Note bearing interest at 6% per annum and due and payable one year from the date of the Unger Agreement.

      Under the terms of the Unger Agreement, Alan S. Lipstein, Dr. Gerard Norton, Veitri Investment and Roscom Limited have agreed to contribute back to the capital of the Company an aggregate of 7,800,000 shares of Common Stock. Further, the following promissory notes due and payable to Prentice are deemed discharged by the parties: Promissory Note in the principal amount of $2,500,000 from Dr. Gerard Norton; Promissory Note in the principal amount of $2,500,000 from Alan S. Lipstein; Promissory Note in the principal amount of $1,250,000 from Roscom Ltd.; and Promissory Note in the principal amount of $1,750,000 from Veitri Investment Ltd.

      Pursuant to the Unger Agreement, the Company has caused the election of Unger as President and director of the Company and has received simultaneously with the Unger Agreement, the resignations of Alan S. Lipstein and Dr. Gerard Norton as officers and directors of the Company leaving Unger as the sole officer and director of the Company.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a) Purchase and Sale Agreement dated March 17, 1997 between Prentice Capital, Inc. and Chartwell International, Inc.

      (b) Amended Purchase Agreement dated April 10, 1997 between Prentice Capital, Inc. and Chartwell International, Inc.

      (c) Agreement dated as of March 10, 1997 between Prentice Capital, Inc. and Lee J. Unger.

      (d) Extension Agreement dated as of April 2, 1997 between Prentice Capital, Inc. and Chartwell International, Inc.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRENTICE CAPITAL, INC.



                                        By: /s/ Lee J. Unger
                                           -------------------------------------
                                            Lee J. Unger, President



DATED: April 14, 1997.

                           PURCHASE AND SALE AGREEMENT


      THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into as of the 17th day of March, 1997, between Prentice Capital, Inc., a Delaware corporation ("Prentice), the address of which is 2898 University Drive, Suite 70, Coral Springs, Florida 33065, and Chartwell International, Inc., a Nevada corporation ("Chartwell"), the address of which is 5445 DTC parkway, Suite 735, Englewood, Colorado 80111.

                                     RECITAL
                                     -------

      Pursuant to the terms and conditions of this Agreement, Prentice desires to buy and Chartwell desire to sell all of Grantor's right, title, and interest, claim and demand, if any, in and to those certain mining claims located in Washington County, Utah and identified as follows (the "Claims"):

            New Riverview Claims $1-#12, UMC Nos. 353638 through 353649, Washington County, State of Utah, as recorded September 3, 1993, Book 754, Pages 429 through 440, in Washington County, State of Utah, Recorder, Document #443025; and

            Riverview Placer Claims 1-9, Washington County, State of Utah as called out in that Deed of Mining Claims recorded September 23, 1980, Book 277, Pages 347-349 in Washington County, State of Utah, Document #219833.

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and the receipt of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Chartwell, the Parties agree as follows:

                                    AGREEMENT
                                    ---------

      1. AGREEMENT TO SELL AND PURCHASE. Subject to the terms and conditions of this Agreement, Prentice agrees to purchase the Claims from Chartwell, and Chartwell agree to sell, transfer, convey, assign, and deliver the Claims to Prentice.

      2. PURCHASE PRICE. The Purchase Price for the Claims shall be a total of FOUR MILLION DOLLARS ($4,000,000.00) in cash, cash equivalents and restricted shares of common stock of Prentice payable as follows:

            2.1 Upon execution of this Agreement or on March 19, 1997, Prentice shall deliver to Chartwell 1,000,000 shares of Common Stock of Prentice (the "Closing Shares").

            2.2 Upon the Exchange of Documents set forth below in paragraph 6, Prentice shall deliver to Chartwell such additional shares, if any, of Common Stock of Prentice (the "Exchange Shares").

      3.    Representations   And   Warrants  Of  Prentice.   Prentice   agrees,
represents and warrants with and to Chartwell as follows:

            3.1 Prentice is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all necessary corporate powers to own the Claims, and is duly qualified to do business and is in good standing in all jurisdictions in which the nature of Prentice's obligations pursuant to this Agreement or its business or properties make such qualification necessary.

            3.2 Prentice has the right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement, and no approval or consent of any person other than Prentice is necessary in connection with its execution, delivery and performance of this Agreement. The execution, delivery and performance of this Agreement by Prentice has been duly authorized by all necessary corporate actin of Prentice. This Agreement constitutes a legal and binding obligation of Prentice and is valid and enforceable against Prentice in accordance with its terms.

            3.3 The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following (i) a breach of any term or provision of any other agreement of Prentice; (ii) a default or an event that will not be waived or released and that, with notice or lapse of time or both, would be a default, breach, or violation of the Articles of Incorporation or Bylaws of Prentice or of any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which Prentice is a party or by which Prentice or the property of Prentice is bound; or (iii) a violation of any law or any rule or regulation of any administrative agency or governmental body or any order, writ, injunction or decree of any court, administrative agency or governmental body to which Prentice may be subject.

      4. Representations And Warranties Of Chartwell. Chartwell agrees, represents and warrants with and to Prentice as follows:

            4.1 Chartwell is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all necessary corporation powers to own the Claims, and is duly qualified to do business and is in good standing in all jurisdictions in which the nature of Chartwell's obligations pursuant to this Agreement or its business or properties makes such qualification necessary.

            4.2 Chartwell has the right, power, legal capacity, and authority to enter into and perform its obligations under this Agreement, and no approval or consent of any person other than Chartwell is necessary in connection with the execution, delivery or performance of this Agreement. The execution, delivery and performance of this Agreement by Chartwell has been duly authorized by all necessary corporate action of Chartwell. This Agreement constitutes a legal and binding obligation of Chartwell and is valid and enforceable against Chartwell in accordance with its terms.

            4.3 To the knowledge of Chartwell, there is not any suit, action, arbitration, or legal, administrative or other proceeding or governmental investigation, pending or threatened (including in the form of threats made to Chartwell), against or affecting Chartwell or its interest in the Claims; Chartwell is not in default with respect to any order, writ, injunction, or decree of any federal, state, local or foreign court, department, agency or instrumentality that would affect the transaction contemplated by this Agreement; and the Claims are not held under or subject to any unrecorded lease, security agreement, conditional sales contract, or other title retention, royalty or security arrangement.

            4.4 The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following: (i) a breach of any term or provision of any other agreement of Chartwell; (ii) a default or an event that will not be waived or released, and that, with notice or lapse of time or both, would be a default, breach, or violation of the Articles of Incorporation or Bylaws of Chartwell or of any lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which Chartwell is a party; (iii) the creation or imposition of any lien, charge, or encumbrance on any of the Claims or (iv) a violation of any law or any rule or regulation of any administrative agency or governmental body, of any order, writ, injunction or decree of any court, administrative agency or governmental body to which Chartwell may be subject.

            4.5 To the knowledge of Chartwell, all fees required to be paid on the Claims have been paid in full, there are no outstanding requirements due on the Claims under the mining laws of the United States, and the Claims are not located within any area withdrawn from the operation of the mining laws of the United States by statute, Presidential Order or pursuant to the Antiquities Act.

      5. CONFIDENTIALITY. Regardless of whether the transactions contemplated hereby are consummated, the parties agree that they and each of them will, and will cause their officers, directors, employees and other representatives to, hold in strict confidence any information obtained in connection with this

Agreement or the transactions contemplated by this Agreement unless and until that information is or becomes publicly available except insofar as this information may be required by law, court order or regulation to be included in a public report or otherwise disclosed.

      6. Exchange of Documents. On April 1, 1997, the parties or their representatives shall meet at the offices of Chartwell, at 10:00 a.m. local time to exchange the documents set forth below, subject to the terms and conditions set forth in this Agreement.

            6.1 Chartwell shall deliver to Prentice of Quitclaim Deed, duly executed by Chartwell.

            6.2 In the event that on April 1, 1997, the market value of the Closing Shares is less than $4,000,000, then Prentice shall deliver to Chartwell a sufficient number of additional shares of Prentice Common Stock (the "Exchange Shares") having a market value equal to the difference between the value of the Closing Shares on April 1, 1997 and $4,000,000.

            6.3 In the event that on April 1, 1998, the date on which all restrictions on the Closing Shares (and the Exchange Shares, if any) shall be removed, the market value of the Closing Shares (plus the Exchange Shares, if any) is not equal to or in excess of $4,000,000, the at the option of Prentice, it shall have the right and obligation to issue Chartwell additional shares, or deliver to Chartwell cash, equal to the difference between the market value of the Closing Shares (plus the Exchange Shares, if any) and $4,000,000, or, in lieu thereof, return to Chartwell the Claims, with Chartwell retaining all Shares previously issued to it.

            6.4 For purposes of determining the market value of Prentice Common Stock under this Agreement, such market value shall be determined based on the average of the closing bid price of Prentice Common Stock for the five trading days preceding the date upon which such value is to be determined.

            6.5 All shares of Prentice Common Stock to be delivered under this Agreement shall be restricted securities under the Securities Act of 1933 and will be legended with the normal Securities Act of 1933 restrictive legend. Prentice agrees to grant Chartwell, on customary terms, piggyback registration rights on all shares of Prentice Common Stock granted herein.

            6.6 Each of the Parties shall provide each other Party with such additional documents as may be reasonably necessary to carry out the purposes of this Agreement.

            6.6 Each of the Parties shall provide each other Party with such additional documents as may be reasonably necessary to carry out the purposes of this Agreement.

      7. NATURE AND SURVIVAL OF REPRESENTATIONS. All representations and agreements made by the Parties in this Agreement or pursuant to this Agreement shall be true and accurate as of the execution of this Agreement in all material respects, and those representations and agreements shall survive for a period of two years after the exchange of documents under paragraph 6, and then shall expire.

      8. EXPENSES. Each of the Parties shall pay its own expenses and all expenses and fees of its respective legal counsel, accountants, and other agents and advisors incurred pursuant to this Agreement regardless of whether the transactions contemplated in this Agreement are consummated.

      9. DISPOSITION OF DOCUMENTS AND RECORDS. Prior to April 1, 1997, Prentice may upon reasonable notice inspect during usual business hours at Chartwell's business address, any and all of Chartwell' records relating to the Claims. During such review, Prentice may designate documents it wishes to receive. At Chartwell's discretion, Chartwell shall deliver to Prentice either the originals of such designated documents or copies thereof at Chartwell's expense. In the event original documents are delivered, Prentice agrees to retain such documents for a period of two years and to provide Chartwell with access to, and the ability to make copies at Chartwell's cost of, such documents.

      10.   MISCELLANEOUS.

            10.1  ENTIRE  AGREEMENT.   This  Agreement  constitutes  the  entire
agreement between the Parties with respect to the subject matter hereof.

            10.2 NOTICE. All notices, requests, demands, directions and other communications ("Notices") provided for in this Agreement shall be in writing and shall be mailed or delivered personally or sent by telecopier or facsimile to the applicable Party at the address of such Party set forth below. When mailed, each such Notice shall be sent by first class, certified U.S. mail, return receipt requested, enclosed in a postage prepaid wrapper, and shall be effective on the date received at the appropriate mailing address. When delivered personally, each such Notice shall be effective when delivered to the address for the respective Party set forth in this Section 15.2. When sent by telecopier or facsimile, each such Notice shall be effective on the first business day after which it is sent. Each such Notice shall be addressed to the Party at the address first given above. Any Party may change its address for purposes of this Section by giving the other Party Notice of the new address in the manner set forth above.

            10.3 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, and if any provision of this Agreement shall be or become prohibited or invalid in whole or in part for any reason whatsoever, that provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remaining portion of that provision or the remaining provisions of this Agreement.

            10.4 NON-WAIVER. The waiver by any Party of a breach or a violation of any provision of this Agreement or the Promissory Notes shall not operate or be construed as a waiver of any subsequent breach or violation of any provision of this Agreement or the Promissory Notes.

            10.5 AMENDMENT. No amendment or modification of this Agreement shall be deemed effective unless and until it has been executed in writing by the Parties to this Agreement. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provision of this Agreement, except by a written instrument that has been executed by the Party charged with such waiver or estoppel.

            10.6 INUREMENT. This Agreement shall be binding upon all of the Parties, and it shall benefit, respectively, each of the Parties, and their respective successors and assigns. This Agreement shall not be assignable by any of the Parties; however, this shall not be deemed to make any of the Promissory Notes described in Section 3 nonnegotiable.

            10.7  HEADINGS.  The headings to this Agreement are for  convenience
only;   they  form  no  part  of  this   Agreement  and  shall  not  affect  its
interpretation.

            10.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute a single instrument.

            10.9 CHOICE OF LAW. This Agreement shall be construed in accordance with the laws of the State of Colorado.

      IN WITNESS WHEREOF, the Parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives on the date first above written.

PRENTICE:                                 CHARTWELL:



By:   /s/ Lee J. Unger                    By:    Janice Jones
   ---------------------------               ----------------------------
      President                                  Chair of Board

                               ACKNOWLEDGEMENTS


STATE OF FLORIDA:       )
                        )ss
COUNTY OF BROWARD       )


      The foregoing Purchase and Sale Agreement was acknowledged before me this 25th day of March, 1997 by ______ Lee J. Unger_____ as_______President______ of Prentice Capital, Inc.


      Witness my hand and official seal.
      My commission expires:              /s/ Nina Cianciola
                                          ---------------------------------
                                          Notary Public
                                          Commission #CC377013
                                          Expires Jun 3, 1998
                                          Bonded Thru Atlantic Bonding Co., Inc
STATE OF COLORADO             )
                              )ss
COUNTY OF ARAPAHOE            )


      The foregoing Purc hase and Sale Agreement was acknowledged before me this 21st day of March, 1997 by _______ Janice A. Jones______as _Chairman of Board___ of Chartwell International, Inc.


      Witness my hand and official seal.
      My commission expires:              /s/ Richie E. Oriatt
                                          -----------------------------------
                                          Notary Public
                                          My Commission Expires Apr. 17, 1999

                                   AGREEMENT
                                   ---------


      AGREEMENT dated this 10th day of March 1997 by and between PRENTICE CAPITAL, INC., a Delaware corporation with offices at 13902 North Dale Mabry, Suite 119, Tampa, Florida 33618 ("Prentice") and LEE J. UNGER, with offices at 2898 University Drive, Suite 70, Coral Springs, Florida 33065 ("Unger").

      WHEREAS, Prentice has engaged in certain transactions pursuant to which substantially all of the previous operations conducted by Prentice have been sold, disposed of or otherwise terminated;

      WHEREAS, Unger is desirous of obtaining control of Prentice and desires to make certain acquisitions on behalf of Prentice for purposes of establishing new operations for Prentice.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the parties hereto agree as follows:

      1. Simultaneously with the consummation of the transactions and actions hereinafter described, Prentice agrees to sell to Unger 5,000,000 shares of its restricted Common Stock at a price of $0.05 per share, which purchase shall be effected by delivery of Unger's assignable Promissory Note bearing interest at 6% per annum and due and payable one year from the date hereof;

      2. Prentice has caused the election of Unger as President and Director of Prentice and has received simultaneously herewith the resignations of Alan S. Lipstein and Dr. Gerard Norton as officers and directors of Prentice leaving Unger as the sole officer and director of Prentice at this time.

      3. Simultaneously with the execution hereof, Unger, acting on behalf of Prentice, has completed the sale and transfer to Prentice by Chartwell
International, Inc. of that certain gypsum mining property located near St. George, Utah generally known as Riverview Placer Claims consisting of Claim No. 4, No. 7, No. 8 and No. 9 and all related unpatented claims and other rights associated therewith as set forth in that certain Acquisition Agreement dated as of the date hereof.

      4. In connection with these transactions, Prentice has received the contribution back to its capital of an aggregate of 7,800,000 shares of its Common Stock from Alan S. Lipstein, Dr. Gerard Norton, Veitri Investments and Roscom Limited. Simultaneously with these transactions, the following promissory notes due and payable to Prentice are deemed discharged by the parties:
Promissory  Note in the principal  amount of $2,500,000  from Dr. Gerard Norton;
Promissory  Note in the principal  amount of $2,500,000  from Alan S.  Lipstein;

Promissory Note in the principal amount of $1,250,000 from Roscom Ltd.; and Promissory Note in the principal amount of $1,750,000 from Veitri Investment Ltd.

      5. This Agreement contains the entire agreement among the parties with respect to the matters described herein and supersedes all prior agreements, written or oral with respect thereto.

      6. The invalidity or unenforceability of any term, phrase, clause, paragraph, restriction or other provisions of this Agreement shall in no way affect the validity or enforcement of any other provision or any part thereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


                             PRENTICE CAPITAL, INC.


                                    By:   /s/ Alan S. Lipstein
                                        ----------------------------------------
                                          Alan S. Lipstein, President



                                          /s/ Lee J. Unger
                                        ----------------------------------------
                                          LEE J. UNGER

                               EXTENSION AGREEMENT
                               -------------------


      THIS EXTENSION AGREEMENT (the "Extension Agreement") is made and entered into as of the 2nd day of April, 1997, between PRENTICE CAPITAL, INC., a Delaware corporation ("Prentice"), the address of which is 2898 University Drive, Suite 70, Coral Springs, Florida 33065, and CHARTWELL INTERNATIONAL, INC., a Nevada corporation ("Chartwell"), the address of which is 5445 DTC Parkway, Suite 735, Englewood, Colorado 80111.

                                    RECITAL
                                    -------

      Prentice and Chartwell entered into that certain Purchase and Sale Agreement (the "Purchase Agreement") dated March 17, 1997 by which Prentice will acquire Chartwell's rights in certain mining claims in Washington County, Utah,

      Prentice and Chartwell wish to extend the date for Exchange of Documents set forth in paragraph 6 of the Purchase Agreement without otherwise altering the duties or obligations of either party to the Purchase Agreement,

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and the receipt of $1.00 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Chartwell, the Parties agree as follows:

      1. The first sentence of Paragraph 6 of the Purchase Agreement is hereby deleted, and a new sentence substituted to read as follows:

            6. On April 15, 1997, the parties or their representatives shall meet at the offices of Chartwell at 10:00 a.m. local time to exchange the documents set forth below, subject to the terms and conditions set forth in this Agreement.

            6.2 In the event that on April 15, 1997, based on the bid price, the market value of the Closing Shares is less than $4,000,000, then Prentice shall deliver to Chartwell a sufficient number of additional shares of Prentice Common Stock (the "Exchange Shares") having a market value equal to the difference between the value of the Closing Shares on April 15, 1997 and $4,000,000.

All other provisions of the Purchase Agreement shall remain unchanged.

      2. Prentice shall instruct its transfer agent to deliver on to Chartwell on or before April 4, 1997, ONE MILLION shares of Prentice Common Stock (restricted).

      3. In the event that on April 15, 1997 the bid price of Prentice Common Stock is $4.00 per share or greater, Chartwell shall return to Prentice the One Million shares of Prentice Common Stock delivered pursuant to paragraph 2 above, or an amount of stock as per Paragraph 6.2 (amended) of the Purchase Agreement such that the stock retained by Chartwell has a market value on April 15, 1997 of $4,000,000.

      4. Prentice further agrees to deliver to Chartwell One Hundred Thousand Dollars ($100,000) on or before April 15, 1997 plus shares of Prentice Common Stock (unrestricted) that together with the $100,000 will equal Five Hundred Thousand Dollars ($500,000) based on the bid price on the day of delivery.

      IN WITNESS WHEREOF, the Parties to this Extension Agreement have caused this Extension Agreement to be executed by their duly authorized representatives on the date first above written.



PRENTICE:                                 CHARTWELL:


By:   /s/ Lee J. Unger                      By:   /s/ Janice Jones
     --------------------------                ----------------------------
     Title:    President                          Title:    Chair of Board

                             PRENTICE CAPITAL, INC.

                                 FAX COVER SHEET


REMARKS:

This FAX is to establish the fact that the true intent and understanding between Chartwell International Inc. and Prentice Capital Inc. in the drafting and executing of the EXTENSION AGREEMENT made and entered into as of 2nd day of April 1997 between these two companies so not only to extend the closing date to April 15th, 1997 but to also establish April 15th, 1997 as the date for the Bid Price on that market date to be the value of the shares in calculating the $4,000,000, and there by taking the place of paragraph 6.4 of the original Purchase Agreement.

PRENTICE:                                 CHARTWELL:


BY:  /s/ Lee J. Unger                     BY:      /s/ Janice Jones
    --------------------------                ------------------------
     LEE J. UNGER                                  JANICE JONES
     ------------                                  ------------

TITLE:   PRESIDENT                        TITLE:  PRESIDENT
       -----------------------                   ---------------------

                           MINUTES OF SPECIAL MEETING
                            OF THE BOARD OF DIRECTORS
                                       OF
                             PRENTICE CAPITAL, INC.


Minutes of the meeting of the Board held at the offices of the Corporation at 2898 University Drive, Suite 70, Coral Springs, FL 33065, on the 3rd Day of April, 1997, at 11:00 a.m.

The President of the Corporation called the meeting to order, and stated that a Quorum was present, and the meeting was ready to transact business.

The President presented an Extension Agreement made and entered into as of the 2nd Day of April 1997 between Prentice Capital, Inc. and Chartwell International, Inc. extending the Date for the Exchange of Documents to April 15th, 1997 rather than April 1st, 1997 as set forth in paragraph 6 of the Purchase Agreement dated March 17th, 1997 by which Prentice will acquire Chartwell's rights in certain mining claims in Washington County, Utah.

The Extension Agreement also provides in paragraph 2 that Prentice shall instruct its transfer agent to deliver on to Chartwell on or before April 4th, 1997 ONE MILLION shares of Prentice Common Stock (restricted). Subject to a provision in paragraph 3 that in the event Prentice Common Stock is $4.00 per share or greater on April 15th, 1997, Chartwell shall return to Prentice the One Million shares of Prentice Common Stock.

On a motion duly made and carried the Extension Agreement was ratified, and instruction are to be given to our Agent, Corporation Stock Transfer to issue one million (1,000,000) shares of Prentice Capital, Inc. Common Stock (Restricted), and to deliver it to Chartwell International, Inc.

There being no further business, the meeting was adjourned the 3rd of April 1997 at 11:30 a.m.



 /s/   Lee J. Unger
----------------------------
Lee J. Unger, President